[Image]      Scudder Global Bond Fund Profile                  [Image]
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     The fund profile, a supplement to the full prospectus, is designed as an easy-to-read summary of fund risks, fees, and objectives. You can click on any question to link to the Fund's prospectus and get more information on that topic. Or, if you wish, you can proceed directly to the Fund's prospectus. Once you have read the prospectus and considered your investment goals, you can proceed to a Scudder Funds application.
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     Fund Profile
     April 1, 1997

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     1. What Are The Fund's Objectives?

     The Fund seeks to provide total return, with an emphasis on current income by investing primarily in high-grade bonds denominated in foreign currencies and the U.S. dollar. As a secondary objective the Fund will seek capital appreciation.

     2. What Does The Fund Invest In?

     The Fund invests principally in a managed portfolio of high-grade intermediate- (maturities generally three to eight years) and long-term bonds (maturities generally greater than eight years) denominated in the U.S. dollar and foreign currencies, including bonds denominated in the European Currency Unit (ECU). Portfolio investments will be selected on the basis of, among other things, yields, credit quality, and the fundamental outlooks for currency and interest rate trends in different parts of the globe, taking into account the ability to hedge a degree of currency or local bond market risk. The Fund intends to select investments from a number of country and market sectors and will have investments in debt securities of issuers from a minimum of three different countries.

     At least 65% of the Fund's total assets will consist of high-grade debt securities, which are those rated in the three highest rating categories of Moody's Investors Service, Inc. (Aaa, Aa, or A) or Standard & Poor's (AAA, AA, or A), or their equivalents in local currency terms as determined by the Fund's investment adviser, Scudder, Stevens & Clark, Inc. The Fund may also invest up to 15% of its net assets in debt securities rated BBB by S&P or Baa by Moody's and lower (i.e., "junk bonds"), or, if unrated, their equivalent as determined by the adviser. The Fund will not invest in any securities rated B or lower.

     3. What Are The Risks Of Investing In The Fund?

     The share price of the Fund will fluctuate in response to various economic factors, including interest rates. In addition, in any of the markets in which the Fund invests, longer maturity bonds tend to fluctuate more in price as interest rates change than do shorter-term instruments. Investing in global bonds may involve a higher degree of risk than investing only in U.S. bonds. Investments in foreign securities involve special considerations due to more limited information, higher transaction costs, different accounting standards, thinner trading markets and the likely impact of foreign taxes on the yield from debt securities. Since the Fund's investments are primarily denominated in foreign currencies, the Fund will incur currency conversion costs and the strength or weakness of the U.S. dollar against these currencies may result in fluctuations in the Fund's share price, which is likely to vary from day to day. You incur principal risk when you invest because your shares, when sold, may be worth more or less than what you paid for them.

     The Fund's holdings in unrated securities and securities rated below investment grade (i.e., "junk bonds") carry a greater risk of default and more price volatility than securities rated investment-grade. In addition, because it is non-diversified, the Fund may invest in a smaller number of issuers, which will subject it to greater market and credit risk than a diversified fund.

     4. For Whom Is This Fund Appropriate?

     You may wish to consider this Fund if you are seeking total return from a globally oriented bond portfolio which combines current income and capital appreciation and:

        o plan to hold your investment for several years,
        o can tolerate fluctuations in share price and yield,
        o have or plan to have other investments for the benefit of diversification, and
        o understand the risks associated with global investing.

     5. What Are The Fund's Expenses And Fees?

     There are two kinds of expenses that a shareholder may incur, directly or indirectly, by investing in a mutual fund. These types of expenses, as they relate to Scudder Global Bond Fund are:

       Shareholder transaction expenses --
       Expenses charged directly to your account for various transactions.

       Sales Commission                                   None

       Commissions to Reinvest Dividends                  None

       Redemption Fee                                     None

       Exchange Fee                                       None

       Annual Fund operating expenses --
       Expenses paid by the Fund before it distributes its net investment income, expressed as a percentage of the Fund's average daily net assets. Figures below are for the fiscal year ended October 31, 1996, during which Scudder maintained the total annualized expenses of the Fund at 1.00% of average daily net assets. Had Scudder not done so, total operating expenses would have amounted to 1.28%, including 0.75% for management fees. Scudder will continue this expense maintenance until February 28, 1998.

       Investment management fee                          0.47%

       12b-1 fees                                         None

       Other expenses                                     0.53%
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       Total Fund operating expenses                      1.00%
                                                          ====

       Example:
       Assuming a 5% annual return and redemption at the end of each period, the total expenses relating to a $1,000 investment would be:

       1 Year         3 Years           5 Years           10 Years

       $10            $32               $55               $122

     This example assumes reinvestment of all dividends and distributions and that the total Fund operating expenses listed above remain the same each year. This example should not be considered a representation of past or future expenses or return. Actual Fund expenses and return vary from year to year and may be higher or lower than those shown. Please note that there is a $5 service fee if you request redemption proceeds via wire.

     6. How Has The Fund Performed Historically?

     This chart shows how the Fund has performed since it commenced operations on March 1, 1991, assuming reinvestment of all distributions. Performance is historical and may not be indicative of future results. Total return and principal value will fluctuate. The Fund's 30-day net annualized SEC yield on March 31, 1997 was 5.88%.

        THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE.

     BAR CHART TITLE:    Total returns for years ended December 31:

     BAR CHART DATA:               1992           5.49%
                                   1993           6.74
                                   1994          -1.13
                                   1995           7.74
                                   1996           3.11

                         The Fund's Average Annual Total Return
                         for the period ended March 31, 1997

                                 One Year         1.75%
                                 Five Year        3.39%
                                 Life of Fund     4.36%

     If the adviser had not maintained the Fund's expenses, the average annual total return for the one year, five year and life of Fund periods would have been lower.

     7. Who Manages The Fund?

     The Fund's investment adviser is Scudder, Stevens & Clark, Inc., a leading provider of U.S. and international investment management for clients throughout the world. The Fund is managed by a team of Scudder investment professionals who each play an important role in the Fund's management process.

     Lead Portfolio Manager Gary P. Johnson assumed responsibility for the Fund's day-to-day management and investment strategies in 1997. Mr. Johnson, who has 16 years of investment industry experience, joined Scudder in 1987 and is Director of Scudder's Fixed Income and Derivative's Research. Portfolio Manager Adam Greshin, who specializes in global and international bond investments, joined the Fund's team in 1995. Mr. Greshin joined Scudder in 1986 as an international bond analyst.

     Christopher B. Steward, Portfolio Manager, joined the Fund's team in 1996 and contributes to the Fund's research and security selection. Prior to joining Scudder in 1992, Mr. Steward spent five years as an investment analyst.

     8. How Can I Invest?

     To make it easy for you to open an account, you may invest by mail, phone, fax, or in person. The minimum initial investment is $2,500 ($1,000 for IRAs), except that shareholders may open a regular account with a minimum of $1,000 if an investment program of at least $100/month is established. A shareholder with a non-fiduciary account who maintains an account balance of less than $2,500 without establishing an investment program, may be assessed an annual fee of $10.00, payable to the Fund. You may also exchange Fund shares free of charge within the Scudder Family of Funds.

     9. How Can I Redeem Shares?

     You may redeem shares at the current share price on any business day by telephone, fax, or mail.

     10. When Are Distributions Made?

     Dividends are declared daily and distributed monthly. Capital gains distributions, if any, will be made in December. You may elect to receive distributions in cash or have them reinvested in additional shares of the Fund.

     Long-term capital gains distributions, if any, are taxable as long-term capital gains regardless of the length of time shareholders have owned their shares. Short-term capital gains and any other taxable income distributions are taxable as ordinary income.
     Shareholders may be able to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries.

     11. What Services Does Scudder Provide?

     As a shareholder, you'll enjoy:

        o professional service from representatives who can answer your questions and execute your transactions
        o automated toll-free touchtone access to account information, share prices and yields, and to perform transactions
        o Scudder's quarterly shareholder newsletter, Scudder Perspectives
        o regular, informative reports about the performance of your Fund

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     [Image]Scudder wants you to make informed investment decisions. This
     Fund Profile contains key information about the Fund. If you would like more information before you invest, please consult the Fund's accompanying prospectus. For details about the Fund's holdings or recent investment strategies, please review the Fund's most recent annual or semiannual report. The reports are free and may be ordered by calling 1-800-225-2470.

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